UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 12, 2016 (July 8, 2016)
CELANESE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32410	98-0420726

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
222 West Las Colinas Blvd. Suite 900N, Irving, TX 75039
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 443-4000

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

On July 8, 2016, Celanese Corporation (the “Company”), through certain of its subsidiaries, amended its existing accounts receivable securitization facility (the “Facility”) pursuant to Omnibus Amendment No. 2 (the “Omnibus Amendment”), by and among certain subsidiaries of the Company (each an “Originator”), Celanese International Corporation (“CIC”), and CE Receivables LLC, a wholly-owned, “bankruptcy remote” special purpose subsidiary of an Originator (the “SPE”), the various Conduit Purchasers, Related Committed Purchasers, LC Banks, and Purchaser Agents from time to time party thereto and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as administrator (the “Administrator”), constituting (i) Amendment No. 2 to the Amended and Restated Purchase and Sale Agreement, dated as of February 2, 2015 (as amended by the Omnibus Amendment dated December 1, 2015, the “Sale Agreement”), among CIC, the Originators and the SPE, and (ii) Amendment No. 5 to that certain Receivables Purchase Agreement, dated as of August 28, 2013 (as amended by Amendment No. 1, dated as of August 31, 2013, Amendment No. 2, dated as of October 20, 2014, Amendment No. 3, dated as of February 2, 2015, and the Omnibus Amendment, dated as of December 1, 2015, the “Purchase Agreement”) among the SPE, CIC, as initial servicer, the various Conduit Purchasers, Related Committed Purchasers, LC Banks, and Purchaser Agents from time to time party thereto and the Administrator.

Pursuant to the Omnibus Amendment, (i) the maturity date of the Facility was extended to July 8, 2019, (ii) the aggregate amount available under the Facility is $120 million, (iii) certain receivables may be excluded from the Facility, (iv) Sumitomo Mitsui Banking Corporation and certain of its affiliates became parties to the Purchase Agreement as a Conduit Purchaser, a Related Committed Purchaser, a LC Bank, and a Purchaser Agent, as applicable, and (v) subject to the execution and delivery of a payoff letter, the obligations of PNC Bank, National Association and its affiliates under the Purchase Agreement shall cease. The Omnibus Amendment also amended certain representations and warranties and covenants in the Sale Agreement and the Purchase Agreement to clarify the Company and its subsidiaries' obligations with respect to persons subject to sanctions administered by the U.S. Treasury Department or the European Union.
The foregoing description of the material terms of the Omnibus Agreement is qualified in its entirety by reference to the Omnibus Agreement, which is filed as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information included in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 9.01     Financial Statements and Exhibits
(d) Exhibits

Exhibit Number
Description

10.1
Omnibus Amendment No. 2, dated as of July 8, 2016, with the effect of Amendment No. 2 to the Amended and Restated Purchase and Sale Agreement, and Amendment No. 5 to the Receivables Purchase Agreement, among Celanese International Corporation, Celanese Ltd., Ticona Polymers, Inc., Celanese Sales U.S. Ltd., CE Receivables LLC, various Conduit Purchasers, Related Committed Purchasers, LC Banks and Purchaser Agents, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as administrator.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION
By:	/s/ James R. Peacock III
Name:	James R. Peacock III
Title:	Vice President, Deputy General Counsel and Corporate Secretary

Date:	July 12, 2016
INDEX TO EXHIBITS

Exhibit Number
Description

10.1
Omnibus Amendment No. 2, dated as of July 8, 2016, with the effect of Amendment No. 2 to the Amended and Restated Purchase and Sale Agreement, and Amendment No. 5 to the Receivables Purchase Agreement, among Celanese International Corporation, Celanese Ltd., Ticona Polymers, Inc., Celanese Sales U.S. Ltd., CE Receivables LLC, various Conduit Purchasers, Related Committed Purchasers, LC Banks and Purchaser Agents, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as administrator.

4